                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  VISTA INFORMATION SOLUTIONS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                       VISTA INFORMATION SOLUTIONS, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 29, 1996

                            ------------------------

    The Annual Meeting of the Shareholders of VISTA Information Solutions, Inc., a Minnesota corporation (the "Company"), will be held at the Company's offices located at 5060 Shoreham Place, San Diego, California, beginning at 2:30 p.m. on October 29, 1996, for the following purposes:

    1. To elect six (6) persons to serve as directors of the Company until the next Annual Meeting of the Shareholders or until their respective successors shall be elected and qualified.

    2. To transact such other business as may properly come before the Annual Meeting.

    The record date for determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof is the close of business on September 20, 1996.

    Whether or not you expect to attend the Annual Meeting in person, please complete, sign, date and promptly return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States.

                                          By Order of the Board of Directors

                                          /s/ E. Steven Hamilton

                                          E. Steven Hamilton
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

September 25, 1996
San Diego, California

                       VISTA INFORMATION SOLUTIONS, INC.
                              5060 SHOREHAM PLACE
                          SAN DIEGO, CALIFORNIA 92122

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 29, 1996

                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of VISTA Information Solutions, Inc. (the "Company") to be voted at the Company's 1996 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournment(s) thereof. The Annual Meeting will be held at the Company's offices located at 5060 Shoreham Place, San Diego, California, on October 29, 1996 at 2:30 p.m., local time.

    A Proxy Card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's outstanding stock will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of the Company's outstanding stock.

    Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and, subject to limitations set forth under the heading "Voting of Shares" contained on pages 1 and 2 hereof, in favor of the election as directors of the nominees for directors listed in this Proxy Statement.

    THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING.

    The Company expects that this proxy material will be mailed first to shareholders on or about September 25, 1996.

                                VOTING OF SHARES

    The securities which can be voted at the Annual Meeting consist of the Company's Common Stock, par value $.01 per share ("Common Stock"), Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred"), Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred") and Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred") (the Series B Preferred, Series C Preferred and Series D Preferred are collectively referred to hereinafter as the "Preferred Stock"). The Common Stock entitles its owner to one vote on each matter submitted to the shareholders at the Annual Meeting or any adjournment thereof. Other than with respect to the election of directors, the Preferred Stock entitles its owner to one vote for each of the underlying shares of Common Stock into which the Preferred Stock is convertible ("Common Stock Equivalents") on each matter submitted to the shareholders at the Annual Meeting or any adjournment thereof. The Preferred Stock is currently convertible on a ten-for-one basis with the Common Stock. With respect to the election of directors, (i) the Common Stock and the Series D Preferred, on a converted basis, will vote for three nominees (Messrs. Gay, Hovis and Moeller), (ii) the Series B Preferred will vote for one nominee (Mr. Seid) and (iii) the Series C Preferred will vote for two nominees (Messrs. Kahn and Rivelli). See "Election of Directors--Other Information About Nominees."

    The record date for determining the holders of Common Stock and Common Stock Equivalents entitled to notice of and to vote at the Annual Meeting is September 20, 1996. On the record date, 12,234,735 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting and 980,072 shares of Preferred Stock (equal to 9,800,720 Common Stock Equivalents) were outstanding and eligible to be voted at the Annual Meeting. The holders of a majority of the shares entitled to vote, either represented in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business. In general, shares of Common Stock and Common Stock Equivalents represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

    Other than as set forth above, the election of a nominee for director and the approval of each of the other proposals described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the Annual Meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against the matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

                             ELECTION OF DIRECTORS

NOMINATION

    Pursuant to the Company's Bylaws, the authorized number of directors of the Company has been set at six. The Board of Directors has nominated Messrs. Gay, Hovis and Moeller, the Series B Preferred has nominated Mr. Seid and the Series C Preferred has nominated Messrs. Kahn and Rivelli to serve as directors of the Company until the next regular meeting of shareholders or until their earlier death, resignation or removal from office. Each of the six nominees are presently a member of the Board of Directors and have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors, the holders of the Series B Preferred or the Series C Preferred, as the case may be, may designate a substitute nominee or nominees (in which case the persons named on the enclosed Proxy Card will vote all valid proxies for the election of such substitute nominee or nominees), or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located.

INFORMATION ABOUT NOMINEES

    The names of the nominees, their ages as of September 20, 1996, and the year in which each first became a director are set forth below. The Board of Directors recommends that shareholders vote FOR the proposal to elect the six nominees listed below as directors of the Company.

                                                                                                            DIRECTOR
NAME                               AGE                         PRINCIPAL OCCUPATION                          SINCE
- ---------------------------------  ---   -----------------------------------------------------------------  -------
Martin F. Kahn...................  45    Chairman of the Board of Directors                                  1995

Thomas R. Gay....................  50    Chief Executive Officer                                             1995

James E. Hovis...................  51    Retired Chairman of the Board of Directors                          1991

Robert J. Moeller................  57    President, Moeller & Associates                                     1992

Jay Seid.........................  35    Vice President, Bachow & Associates                                 1995

Patrick A. Rivelli...............  59    General Partner of Sunwestern Investment Fund III                   1995

OTHER INFORMATION ABOUT NOMINEES

    NOMINEES TO BE ELECTED BY HOLDERS OF COMMON STOCK AND SERIES D
PREFERRED. Pursuant to terms of the Certificate of Designation of the Voting Powers, Preferences and Rights and Qualifications, Limitations and Restrictions of the Series D Preferred, filed with the Secretary of State for the State of Minnesota on February 28, 1995, the holders of the Series D Preferred are entitled to vote the number of shares of Common Stock into which the shares of Series D Preferred are convertible at such time together with the holders of shares of Common Stock, voting separately as a class, in the election of any directors of the Company other than the directors elected by the holders of the shares of the Series B Preferred or the Series C Preferred. The Board of Directors have nominated Messrs. Gay, Hovis and Moeller to serve as the Common Stock and Series D Preferred nominees.

    THOMAS R. GAY has served as a director and as President and Chief Executive Officer of the Company since the merger of the Company's wholly-owned subsidiary with VISTA Environmental Information, Inc. ("VISTA Environmental") in February 1995 (the "VISTA Merger"). Mr. Gay was a co-founder of VISTA Environmental and served as the President and CEO of VISTA Environmental from August 1991 to February 1995. From 1988 to August 1991, Mr. Gay served as President of National Decisions Systems, a company involved in marketing information products, databases and software, which he also co-founded.

    JAMES E. HOVIS has served as a director of the Company since 1991, and was Chairman of the Board of Directors of the Company from August 1991 to February 1995. From August 1991 to April 1993, Mr. Hovis also served as the Chief Executive Officer of the Company. Prior to 1991, Mr. Hovis was involved in the start-up and/or development of various business ventures. On July 10, 1996, Mr. Hovis filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code which was subsequently dismissed without prejudice on September 18, 1996.

    ROBERT J. MOELLER has served as a director of the Company since 1992. Since January 1994, Mr. Moeller has been the President of Moeller & Associates, a management consulting firm. From 1991 to January 1994, Mr. Moeller served as the Senior Vice President/Marketing of the Excel Division of Cargill, Incorporated, a meat processing division. From 1988 through 1990, Mr. Moeller served as President and Chief Operating Officer of Mackay Envelope Corporation, a privately held envelope manufacturer.

    DIRECTOR ELECTED BY HOLDERS OF SERIES B PREFERRED. Pursuant to the terms of the Certificate of Designation of the Voting Powers, Preferences and Rights and Qualifications, Limitations and Restrictions of the Series B Preferred, filed with the Secretary of State for the State of Minnesota on September 15, 1993, the holders of the Series B Preferred, voting separately as a class, are entitled to appoint and elect one director. The holders of the Series B Preferred have notified the Company that Mr. Jay Seid is the Series B Preferred nominee.

    JAY D. SEID has served as a director of the Company since 1995. Since December 1992, Mr. Seid has served as Vice President of Bachow & Associates, Inc., an Investment Company. From May 1988 to December 1992, Mr. Seid served as President and General Counsel of Judicate, Inc., a publicly traded provider of alternative dispute resolution services. Prior to 1988, Mr. Seid was an attorney specializing in corporate law with Wolf, Block, Schorr and Solis-Cohen in Philadelphia.

    DIRECTORS ELECTED BY HOLDERS OF SERIES C PREFERRED. Pursuant to the terms of the Certificate of Designation of the Voting Powers, Preferences and Rights and Qualifications, Limitations and Restrictions of the Series C Preferred, filed with the Secretary of State for the State of Minnesota on February 28, 1995, the holders of the Series C Preferred, voting separately as a class, are entitled to appoint and elect two directors. The nominees of the Series C Preferred are Messrs. Kahn and Rivelli.

    MARTIN F. KAHN has been Chairman of the Board of Directors of the Company since the VISTA Merger in February 1995. From 1992 to February 1995, Mr. Kahn served as Chairman of the Board of Directors of VISTA Environmental. From 1989 to 1992, Mr. Kahn was Chairman of the Board of Environmental Audit, Inc. Prior to 1989, Mr. Kahn served as President of BRS Information Services, a provider of on-line information to healthcare professionals. Mr. Kahn also serves as Chairman of the Board of OneSource Information Services, Inc., a developer and marketer of integrated business information and software, and as Chairman of the Board of CDP Technologies, Inc., a medical, scientific and technical information provider.

    PATRICK A. RIVELLI has served as a director of the Company since the VISTA Merger in February 1995. Mr. Rivelli is a founder of Sunwestern Investment Fund III Limited Partnership and has been the General Partner of Sunwestern L.P. since 1988. Mr. Rivelli has also served as the President and a director of Sunwestern Managers Inc., the management company of Sunwestern Limited Fund, since October 1992. Mr. Rivelli is also a director of Maxserv Inc., an information services firm.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

    The business and affairs of the Company are managed by the Board of Directors, which met 10 times and took 15 actions by written consent during the fiscal year ended December 31, 1995. Committees established by the Board include the Audit Committee and the Compensation Committee. Each of the directors of the Company, who were serving as directors during 1995, attended 75% or more of the aggregate meetings of the Board and all such committees on which they served during 1995.

    The members of the Audit Committee during the fiscal year ended December 31, 1995, were Messrs. Seid and Moeller. The function of the Audit Committee is to review the internal and external financial reporting of the Company, the scope of the independent audit and to consider comments by the auditors regarding internal controls and accounting procedures and management's response to those comments. The Audit Committee met one time during the fiscal year ended December 31, 1995.

    The members of the Compensation Committee as of December 31, 1995 were Messrs. Seid and Rivelli. Mr. Fisher, a former director of the Company, served on the Compensation Committee until March 28, 1995. The function of the Compensation Committee is to recommend the compensation for those officers who are also directors and for senior management, and to review senior management's objectives and to make recommendations to the Board of Directors regarding the administration of and the grant of options under the Amended and Restated 1990 Stock Option Plan (the "1990 Plan"), the 1995 Stock Incentive Plan (the "1995 Plan"), and all other equity-based compensation plans adopted by the Company. The Compensation Committee met one time during the fiscal year ended December 31, 1995.

DIRECTOR COMPENSATION

    DIRECTORS' FEES. The Company pays each director who is not an employee of the Company $200 for each Board meeting and committee meeting attended and reimburses each director for out-of-pocket expenses.

    AUTOMATIC OPTION GRANT. Pursuant to the 1995 Plan, each non-employee director receives an automatic grant of options to purchase 10,000 shares of Common Stock on January 1 each year the 1990 Plan is in effect at the then prevailing market price at the time of the grant (the "Director Options"). The Director Options are granted on a pro-rata basis for non-employee directors who are not directors for a full twelve months prior to the date of grant, such that if a non-employee director serves as a director for less than six months, that individual receives an option to purchase 5,000 shares of Common Stock (50% of a full grant) for such short year. The Director Options expire five years from the date of grant (subject to earlier termination in the event of death), are not transferable (except by will or the laws of descent and distribution), and are fully exercisable six months after the date of grant.

                PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP
                                 OF MANAGEMENT

                   COMMON STOCK AND COMMON STOCK EQUIVALENTS

    The following table sets forth information regarding the beneficial ownership of Common Stock and Common Stock Equivalents of the Company as of September 19, 1996 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock and Common Stock Equivalents or the combined total voting power of all classes of capital stock of the Company on a fully diluted, as converted basis, (b) by each director, (c) by the executive officers named in the Summary Compensation Table, and (d) by all executive officers and directors of the Company as a group.

                                                       NUMBER OF                                  PERCENT        PERCENT
                                                  SHARES BENEFICIALLY                             OF CLASS      OF TOTAL
NAME                                                   OWNED(1)                                   OWNED(2)   VOTING POWER(3)
- ------------------------------------------------  -------------------                             --------   ---------------
Paul S. Bachow .................................       3,279,696(4)                                 21.0%         14.7%
  3 Bala Plaza East
  Suite 502
  Bala Cynwyd, PA 19004

Paul S. Bachow Co-Investment Fund, L.P.  .......       2,216,229(5)                                 15.3%         10.0%
  3 Bala Plaza East
  Suite 502
  Bala Cynwyd, PA 19004

James E. Hovis .................................         873,412(6)                                  6.9%          3.9%
  329 N. 3rd Street
  DeKalb, IL 60115

Hudson Trust ...................................       1,064,982(7)                                  8.0%          4.8%
  c/o Pyrenees Management Co., Inc.
  Suite 445, The Office Center
  666 Plainsboro Road
  Plainsboro, NJ 08536

Sunwestern III Group ...........................       1,116,393(8)                                  8.4%          5.0%
  Three Forest Plaza
  Suite 1300
  12221 Merit Drive
  Dallas, TX 75251

James Silock ...................................       1,116,393(9)                                  8.4%          5.0%
  Three Forest Plaza
  Suite 1300
  12221 Merit Drive
  Dallas, TX 75251

                                                       NUMBER OF                                  PERCENT        PERCENT
                                                  SHARES BENEFICIALLY                             OF CLASS      OF TOTAL
NAME                                                   OWNED(1)                                   OWNED(2)   VOTING POWER(3)
- ------------------------------------------------  -------------------                             --------   ---------------
U.S. Trust .....................................         872,440(10)                                 6.7%          4.0%
  c/o Pyrenees Management Co., Inc.
  Suite 445, The Office Center
  666 Plainsboro Road
  Plainsboro, NJ 08536

Martin F. Kahn..................................         211,785(11)                                 1.7%        *

Thomas R. Gay ..................................       1,960,303(12)                                15.1%          8.8%
  5060 Shoreham Place
  Suite 300
  San Diego, CA 92122

Gary S. Mertz...................................         195,218(13)                                 1.6%        *

Robert J. Moeller...............................          37,961(14)                                *            *

Jay D. Seid ....................................       2,216,229(15)                                15.3%         10.0%
  3 Bala Plaza East
  Suite 502
  Bala Cynwyd, PA 19004

Patrick A. Rivelli..............................       1,138,353(16)                                 8.5%          5.1%

All current directors and executive
  officers as a group (9 persons)...............       6,702,918(6)(11)(12)(14)                     38.9%         28.5%
                                                                (15)(16)(17)

- ------------------------

 *  Less than 1%.

 (1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants or the conversion of Preferred Stock or debentures into Common Stock, are deemed outstanding in determining the number of shares beneficially owned by such person or group.

 (2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Common Stock of the Company and (ii) shares of Common Stock that such person has the right to acquire within 60 days, whether by the exercise of options or warrants or the conversion of Preferred Stock or debentures into Common Stock. The "Percent of Class Owned" does not reflect shares beneficially owned by virtue of the right of any person, other than the person named and affiliates of that person, to acquire them within 60 days, whether by exercise of options or warrants or the conversion of Preferred Stock into Common Stock.

 (3) The "Percent of Total Voting Power" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Common Stock of the Company, and (ii) shares of Common Stock that such person has the right to acquire within 60 days by the exercise of options or warrants, and (iii) all shares of Common Stock issuable upon conversion of all outstanding shares of Preferred Stock.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

 (4) Includes 2,216,229 shares of Common Stock beneficially owned by the Paul S. Bachow Fund, L.P. (the "Bachow Fund"). Includes 627,440 shares of Common Stock Mr. Bachow has the right to acquire upon the conversion of 62,744 shares of Series B Preferred, 293,520 shares of Common Stock Mr. Bachow has the right to acquire upon conversion of 29,352 shares of Series D Preferred and 94,988 shares of Common Stock Mr. Bachow has the right to acquire upon the exercise of stock options and warrants, and 47,519 shares of Common Stock Mr. Bachow has the right to acquire upon the conversion of debentures.

 (5) Includes 1,372,560 shares of Common Stock the Bachow Fund has the right to acquire upon the conversion of 137,256 shares of Series B Preferred, 642,100 shares of Common Stock that the Bachow Fund has the right to acquire upon the conversion of 64,210 shares of Series D Preferred and 201,569 shares of Common Stock that the Bachow Fund has the right to acquire upon the exercise of stock options.

 (6) Includes 235,000 shares of Common Stock that Mr. Hovis has the right to acquire upon the exercise of stock options and warrants, 51,650 shares of Common Stock held by Mr. Hovis' wife, 348,486 shares of Common Stock held by Mr. Hovis in trust for which Mr. Hovis is the beneficiary, 24,081 shares held by Mr. Hovis' children, 103,000 shares of Common Stock that Mr. Hovis' wife has the right to acquire upon the exercise of stock options, and 111,000 shares of Common Stock held in trust that Mr. Hovis, as beneficiary, has the right to acquire upon the exercise of stock options.

 (7) Includes 948,730 shares of Common Stock that Hudson Trust has the right to acquire upon the conversion of 94,873 shares of Series C Preferred, 30,310 shares of Common Stock that Hudson Trust has the right to acquire upon the conversion of 3,031 shares of Series C Preferred issuable upon exercise of warrants and 32,615 shares of Common stock issuable upon exercise of warrants.

 (8) Includes 217,170 shares of Common Stock issuable upon conversion of 21,717 shares of Series C Preferred held of record by Sunwestern Investment Fund III Limited Partnership ("Sunwestern LP"), 235,260 shares of Common Stock issuable upon conversion of 23,526 shares of Series C Preferred held of record by Sunwestern Cayman Partners 1988 ("Sunwestern 1988"), 81,104 shares of Common Stock issuable upon conversion of debentures held by Sunwestern LP, 87,861 shares of Common Stock issuable upon conversion of debentures held by Sunwestern 1988, 26,490 shares of Common Stock that Sunwestern LP has the right to acquire upon the exercise of warrants, 28,698 shares of Common Stock that Sunwestern 1988 has the right to acquire upon the exercise of warrants, 412,180 shares of Common Stock issuable upon conversion of 41,218 shares of Series C Preferred Stock held of record by Mapleleaf Capital, Ltd.("Mapleleaf"), and 27,630 shares of Common Stock issuable upon conversion of 2,763 shares of Series C Preferred which Mapleleaf has the right to acquire upon the exercise of warrants.

 (9) Includes 1,116,393 shares of Common Stock beneficially owned by Sunwestern III Group. Mr. Silock and Mr. Rivelli, a director of the Company are the general partners of Sunwestern LP and Mapleleaf. Mr. Rivelli and Mr. Silock are equal shareholders of Sunwestern Incorporated, the attorney in fact for Sunwestern 1988, having the power to vote and direct the voting of the shares held by Sunwestern 1988. Sunwestern Incorporated also manages Sunwestern LP and Mapleleaf. Pursuant to Rule 13d-3 of the Securities and Exchange Act of 1934, Mr. Silock may be deemed to share beneficial ownership with respect to the shares held by Sunwestern LP, Sunwestern 1988 and Mapleleaf; however, Mr. Silock disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(10) Includes 845,430 shares of Common Stock that U.S. Trust has the right to acquire upon the conversion of Series C Preferred and 27,010 shares of Common Stock issuable upon conversion of 2,701 shares of Series C Preferred that U.S. Trust has the right to acquire upon the exercise of warrants.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

(11) Includes 210,914 shares of Common Stock that Mr. Kahn has the right to acquire upon the exercise of options, 871 shares of Common Stock held by Cadence Management, L.P. ("Cadence"), of which Mr. Kahn serves as the sole general partner. Does not include 2,006,630 shares of Common Stock issuable upon conversion of 200,663 shares of Series C Preferred held by the Hudson Trust and the U.S. Trust, 49,310 shares of Common Stock issuable upon conversion of 4,931 shares of Series C Preferred which the Hudson Trust and the U.S. Trust have the right to acquire upon the exercise of warrants, 111,755 shares of Common Stock issuable upon conversion of outstanding debentures held by the Gibraltar Trust or 36,369 shares of Common Stock that the Gibraltar Trust has the right to acquire upon the exercise of warrants. The Gibraltar Trust, the U.S. Trust and the Hudson Trust have the right to co-invest in securities transactions in which Cadence or Mr. Kahn invests and on this basis could be deemed to constitute a group for purposes of Rule 13d-13 under the Rules of the Securities and Exchange Commission. Neither Cadence nor Mr. Kahn has voting or dispositive power over any of the shares owned by the Gibraltar Trust, the Hudson Trust or the U.S. Trust, nor do any of the Gibraltar Trust, the Hudson Trust and the U.S. Trust have voting or dispositive power over the shares held by Cadence or Mr. Kahn and for such reason the parties do not believe they constitute such a 13d-3 group. Mr. Kahn disclaims beneficial ownership of any shares owned by the Gibraltar Trust, the U.S. Trust and the Hudson Trust.

(12) Includes 149,537 shares of Common Stock held by Mr. Gay's children, but as to which he disclaims any beneficial interest, 238,334 shares of Common Stock that Mr. Gay has the right to acquire upon the exercise of options and warrants, 478,520 shares of Common Stock Mr. Gay has the right to acquire upon the conversion of 47,852 shares of Series C Preferred and 7,010 shares of Common Stock issuable upon conversion of 701 shares of Series C Preferred which Mr. Gay has the right to acquire upon the exercise of warrants.

(13) Includes 126,165 shares of Common Stock which Mr. Mertz has the right to acquire upon the exercise of stock options and warrants, 2,250 shares of Common Stock held jointly with Mr. Mertz's wife, and 16,803 shares of Common Stock issuable upon conversion of debentures.

(14) Includes 35,000 shares of Common Stock which Mr. Moeller has the right to acquire upon the exercise of stock options, 1,857 shares of Common Stock held by Moeller and Associates of which Mr. Moeller serves as President, and 1,104 shares of Common Stock that Moeller & Associates has the right to acquire upon the exercise of warrants.

(15) Includes 2,216,229 shares of Common Stock beneficially owned by the Bachow Fund; however, Mr. Seid disclaims beneficial ownership of such shares. Mr. Seid is a Vice President of Bachow & Associates and has investment power with respect to the shares held by the Bachow Fund.

(16) Includes 11,960 shares of Common Stock issuable upon conversion of 1,196 shares of Series C Preferred held jointly by Mr. Rivelli and his wife and 10,000 shares of Common Stock which Mr. Rivelli has the right to acquire upon the exercise of stock options. Also includes 1,116,393 shares of Common Stock beneficially owned by Sunwestern III Group. Mr. Rivelli and Mr. Silock are the general partners of Sunwestern LP and Mapleleaf, and are equal shareholders of Sunwestern Incorporated, the attorney in fact for Sunwestern 1988, having the power to vote and direct the voting of the shares held by Sunwestern 1988. Sunwestern Incorporated also manages Sunwestern LP and Mapleleaf. Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Rivelli may be deemed to share beneficial ownership with respect to the shares held by Sunwestern LP, Sunwestern 1988 and Mapleleaf; however, Mr. Rivelli disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(17) Also includes 46,356 shares of Common Stock that Jerome T. Marani has the right to acquire upon the exercise of options and 5,982 shares of Common Stock held by Mr. Marani's wife. Also includes 47,852 shares of Common Stock held by Arnold E. Jensen and 162,185 shares of Common Stock Mr. Jensen has the right to acquire upon the exercise of stock options.

    SERIES B PREFERRED

    The following table sets forth information regarding the beneficial ownership of the Company's Series B Preferred as of September 19, 1996 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series B Preferred, (b) by each director, (c) by each person named in the Summary Compensation Table, and (d) by all executive officers and directors of the Company as a group.

                                                                     NUMBER OF
                                                                      SHARES          PERCENT
                                                                   BENEFICIALLY      OF CLASS
NAME                                                                 OWNED(1)        OWNED(2)
- ---------------------------------------------------------------  -----------------  -----------
Paul S. Bachow ................................................         200,000(3)       100.0%
  3 Bala Plaza East
  Suite 502
  Bala Cynwyd, PA 19004

Bachow Fund ...................................................         137,256           68.6%
  3 Bala Plaza East
  Suite 502
  Bala Cynwyd, PA 19004

Martin F. Kahn.................................................               0          *

Thomas R. Gay..................................................               0          *

Gary S. Mertz..................................................               0          *

James E. Hovis.................................................               0          *

Robert J. Moeller..............................................               0          *

Jay D. Seid....................................................         137,256(4)        68.6%

Patrick A. Rivelli.............................................               0          *

All current directors and executive officers as a group
  (9 persons)..................................................         137,256(4)        68.6%

- ------------------------

 *  Less than 1%.

(1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants, are deemed outstanding in determining the number of shares beneficially owned by such person or group.

(2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series B Preferred and (ii) shares of Series B Preferred that such person has the right to acquire within 60 days by the exercise of options or warrants.

(3) Includes 137,256 shares of Series B Preferred beneficially owned by the Bachow Fund.

(4) Includes 137,256 shares of Series B Preferred beneficially owned by the Bachow Fund; however, Mr. Seid disclaims beneficial ownership of such shares. Mr. Seid is a Vice President of Bachow & Associates and has investment power with respect to the shares held by the Bachow Fund.

    SERIES C PREFERRED

    The following table sets forth information regarding the beneficial ownership of the Company's Series C Preferred as of September 19, 1996 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series C Preferred of the Company, (b) by each director, (c) by each person named in the Summary Compensation Table, and (d) by all executive officers and directors of the Company as a group.

                                                    NUMBER OF              PERCENT
                                               SHARES BENEFICIALLY         OF CLASS
NAME                                                OWNED(1)               OWNED(2)
- ---------------------------------------------  -------------------         --------
First Century Partnership III ...............         136,575(3)             22.9%
  One Palmer Square, Suite 425
  Princeton, NJ 08542
Hudson Trust ................................          97,904(4)             16.4%
  c/o Pyrenees Management Co., Inc.
  Suite 445, The Office Center
  666 Plainsboro Road
  Plainsboro, NJ 08536
Sunwestern III Group ........................          89,224(5)             15.0%
  Three Forest Plaza
  Suite 1300
  12221 Merit Drive
  Dallas, TX 75251
James Silock ................................          89,224(6)             15.0%
  Three Forest Plaza
  Suite 1300
  12221 Merit Drive
  Dallas, TX 75251
U.S. Trust ..................................          87,244(7)             14.7%
  c/o Pyrenees Management Co., Inc.
  Suite 445, The Office Center
  666 Plainsboro Road
  Plainsboro, NJ 08536
Technology for Information and
  Publishing, L.P.  .........................          59,029(8)             10.0%
  One Cranberry Hill
  Lexington, MA 92173
Martin F. Kahn...............................               0(9)             *
Thomas R. Gay................................          48,553(10)             8.2%
Gary S. Mertz................................               0                *
James E. Hovis...............................               0                *
Robert J. Moeller............................               0                *
Jay D. Seid..................................               0                *
Patrick A. Rivelli...........................          90,420(11)            15.2%
All current directors and executive officers
  as a
  group (9 persons)..........................         138,973(9)(10)(11)     23.4%

- ------------------------

 *  Less than 1%.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

 (1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants, are deemed outstanding in determining the number of shares beneficially owned by such person or group.

 (2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series C Preferred and (ii) shares of Series C Preferred that such person has the right to acquire within 60 days by the exercise of options or warrants.

 (3) Includes 4,228 shares of Series C Preferred that First Century Partnership III has the right to acquire upon the exercise of warrants.

 (4) Includes 3,031 shares of Series C Preferred that the Hudson Trust has the right to acquire upon the exercise of warrants.

 (5) Includes 21,717 shares of Series C Preferred held of record by Sunwestern LP, 23,526 shares of Series C Preferred held of record by Sunwestern 1988, 41,218 shares of Series C Preferred held of record by Mapleleaf and 2,763 shares of Series C Preferred which Mapleleaf has the right to acquire upon the exercise of warrants.

 (6) Includes 89,224 shares of Series C Preferred beneficially owned by Sunwestern III Group. Mr. Silock and Mr. Rivelli, a director of the Company are the general partners of Sunwestern LP and Mapleleaf and are equal shareholders of Sunwestern Incorporated, the attorney in fact for Sunwestern 1988. Sunwestern Incorporated also manages Sunwestern LP and Mapleleaf. Pursuant to Rule 13d-3 of the Securities and Exchange Act of 1934, Mr. Silock may be deemed to share beneficial ownership with respect to the shares held by Sunwestern LP, Sunwestern 1988 and Mapleleaf; however, Mr. Silock disclaims beneficial ownership except to the extent of his pecuniary interest therein.

 (7) Includes 2,701 shares of Series C Preferred that U.S. Trust has the right to acquire upon the exercise of warrants.

 (8) Includes 1,826 shares of Series C Preferred that Technology for Information and Publishing, L.P. has the right to acquire upon the exercise of warrants.

 (9) Does not include 200,663 shares of Series C Preferred held by the Hudson Trust and the U.S. Trust or 6,410 shares of Series C Preferred which the Hudson Trust and the U.S. Trust have the right to acquire upon the exercise of warrants. The Hudson Trust and the U.S. Trust have the right to co-invest in securities transactions in which Cadence or Mr. Kahn invests, and on this basis could be deemed to constitute a group for purposes of Rule 13d-13 under the Rules of the Securities and Exchange Commission. Neither Cadence nor Mr. Kahn has voting or dispositive power over any of the shares owned by the Hudson Trust and the U.S. Trust, nor do any of the Hudson Trust and the U.S. Trust have voting or dispositive power over the shares held by Cadence or Mr. Kahn and for such reason the parties do not believe they constitute such a 13d-3 group. Mr. Kahn disclaims beneficial ownership of any shares owned by the Trust or the Gibraltar Beneficiaries.

(10) Includes 701 shares of Series C Preferred that Mr. Gay has the right to acquire upon the exercise of warrants.

(11) Includes 1,196 shares of Series C Preferred held jointly with Mr. Rivelli's wife. Also includes 21,717 shares of Series C Preferred beneficially owned by Sunwestern III Group. Mr. Rivelli and Mr. Silock are the general partners of Sunwestern LP and Mapleleaf and are equal shareholders of Sunwestern Incorporated, the attorney in fact for Sunwestern 1988, having the power to vote and direct the voting of the shares held by Sunwestern 1988. Sunwestern Incorporated also manages Sunwestern LP and Mapleleaf. Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Rivelli may be deemed to share beneficial ownership with respect to the shares held by Sunwestern LP, Sunwestern 1988 and Mapleleaf; however, Mr. Rivelli disclaims beneficial ownership except to the extent of his pecuniary interest therein.

    SERIES D PREFERRED

    The following table sets forth information regarding the beneficial ownership of the Company's Series D Preferred as of September 19, 1996 (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Series D Preferred, (b) by each director, (c) by each person named in the Summary Compensation Table, and (d) by all executive officers and directors of the Company as a group.

                                                                     NUMBER OF
                                                                      SHARES          PERCENT
                                                                   BENEFICIALLY      OF CLASS
NAME                                                                 OWNED(1)        OWNED(2)
- ---------------------------------------------------------------  -----------------  -----------
Paul S. Bachow ................................................          93,562(3)        50.0%
  3 Bala Plaza East
  Suite 502
  Bala Cynwyd, PA 19004

Bachow Fund ...................................................          64,210           34.3%
  3 Bala Plaza East
  Suite 502
  Bala Cynwyd, PA 19004

Century Capital Partners, L.P.  ...............................          74,850           40.0%
  One Liberty Square
  Boston, MA 02109

Cox Enterprises, Inc. Pension Plan ............................          18,712           10.0%
  1400 Lake Hearn Drive
  Atlanta, GA 30319

Martin F. Kahn.................................................               0          *

Thomas R. Gay..................................................               0          *

Gary S. Mertz..................................................               0          *

James E. Hovis.................................................               0          *

Robert J. Moeller..............................................               0          *

Jay D. Seid....................................................          64,210(4)        34.3%

Patrick A. Rivelli.............................................               0          *

All current directors and executive officers as a group
  (9 persons)..................................................          64,210(4)        34.3%

- ------------------------

 *  Less than 1%.

(1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days, whether by the exercise of options or warrants, are deemed outstanding in determining the number of shares beneficially owned by such person or group.

(2) The "Percent of Class Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Series D Preferred and (ii) shares of Series D Preferred that such person has the right to acquire within 60 days, whether by the exercise of options or warrants.

(3) Includes 64,210 shares of Series D Preferred beneficially owned by the Bachow Fund.

(4) Includes 64,210 shares of Series D Preferred beneficially owned by the Bachow Fund. Mr. Seid is a Vice President of Bachow & Associates and has investment power with respect to the shares held by the Bachow Fund.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

                           SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and non-cash compensation paid or earned (i) during the fiscal year ended December 31, 1995 by the Chief Executive Officer of the Company; and (ii) during the fiscal years ended December 31, 1995 and December 31, 1994, the six-month transition period ended December 31, 1993 and the fiscal year ended June 30, 1993 by the former Chief Executive Officer of the Company. No other executive officer of the Company had salary and bonus which exceeded $100,000 for the fiscal year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                                       LONG TERM
                                                                                                     COMPENSATION
                                                                                                        AWARDS
                                                                  ANNUAL COMPENSATION             -------------------
                                                        ---------------------------------------       SECURITIES
                                                                                   OTHER ANNUAL       UNDERLYING
NAME AND PRINCIPAL POSITION                    YEAR     SALARY($)      BONUS($)    COMPENSATION($)     OPTIONS(#)
- ---------------------------------------------  ----     ----------     ---------   ------------   -------------------
Thomas R. Gay(1).............................  1995      $ 150,000        --          $8,688(2)         150,000
 CHIEF EXECUTIVE OFFICER

Gary S. Mertz(3).............................  1995        100,750        --          --               --
 FORMER CHIEF EXECUTIVE OFFICER AND            1994         96,000        --          --                 16,000
 FORMER EXECUTIVE VICE PRESIDENT               1993(4)      46,000        4,080       --                 40,000
 OF STRATEGIC MARKET DEVELOPMENT               1993(5)      84,000        8,000       --                 40,000

- ------------------------

(1) Mr. Gay became Chief Executive Officer of the Company on February 28, 1995, concurrent with the VISTA Merger.

(2) Includes an annual car allowance of $5,000 and country club membership dues of $3,688.

(3) Mr. Mertz served as the Chief Executive Officer of the Company until the closing of the Company's merger with VISTA Environmental on February 28, 1995, when he was replaced by Mr. Gay. Mr. Mertz continued his service with the Company from February 28, 1995 to December 31, 1995, as Executive Vice President of Strategic Market Development.

(4) Represents the six-month transition period ended December 31, 1993.

(5) Represents the fiscal year ended June 30, 1993.

OPTION GRANTS

    The following table provides information for the year ended December 31, 1995 as to individual grants of options to purchase shares of Common Stock by each of the persons named in the Summary Compensation Table. No person named in the Summary Compensation Table exercised options to purchase Common Stock during the year ended December 31, 1995.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                             -----------------------------------------------------
                                            PERCENT OF
                              NUMBER OF       TOTAL
                             SECURITIES      OPTIONS
                             UNDERLYING     GRANTED TO    EXERCISE OR
                               OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION
NAME                         GRANTED(#)(1) FISCAL YEAR      ($/SH)         DATE
- ---------------------------  -----------   ------------   -----------   ----------
Thomas R. Gay..............   150,000(2)      34.90%        $ 1.41      2/28/00

- ------------------------

(1) Reflects the grant of options under the Company's 1995 Stock Incentive Plan (the "1995 Plan"). To the extent not already exercisable, options granted under the 1995 Plan become immediately exercisable in full upon any change in control of the Company, provided that, upon such a change in control, the committee administering the 1995 Plan, if approved either in an agreement evidencing a grant of options under the 1995 Plan at the time of grant or at any time after the grant, may determine that some or all holders of outstanding options granted under the 1995 Plan will receive, with respect to some or all of the shares of Common Stock subject to such options, as of the effective date of any such change in control, cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of such options. Generally, upon termination of employment of an optionee under the 1995 Plan, options under the 1995 Plan which are exercisable upon the date of termination will remain exercisable for a period of time set forth in the 1995 Plan or the expiration of the term of the options, whichever is earlier; provided, however, that if the termination is for cause, options granted under the 1988 Plan may be cancelled.

(2) The options were granted to Mr. Gay on February 28, 1995 and vest in equal installments on the first and second anniversaries of the date of grant.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

    GAY AGREEMENT. Concurrent with the closing of the VISTA Merger, the Company entered into an employment agreement with Mr. Gay, as President and Chief Executive Officer of the Company. The agreement between the Company and Mr. Gay provides for (i) an initial base salary of $180,000 for the first year of employment and a base salary of $195,000 for the second year of employment; (ii) a grant of incentive stock options to purchase 150,000 shares of Common Stock with an exercise price equal to $1.41 per share (the fair market value of one share of the Common Stock on the date of grant) which options vest in two equal installments on the first and second anniversary of the date of grant and remain exercisable for a period of ten years; (iii) a bonus in the range from $60,000 to $100,000 based upon the achievement of certain performance criteria to be established by the Board; (iv) an automobile allowance of $500 per month; and
(v) a country club membership allowance of up to $5,000 per year. The initial term of this agreement expires on February 28, 1997.

    The terms of the agreement between the Company and Mr. Gay also provide that if Mr. Gay is terminated by the Company "other than for cause" (as such phrase is defined in the agreement), then Mr. Gay is entitled to his base salary and benefits for the remainder of the term of the agreement; provided, however, that such amount may not be less than an amount equal to one half of the base salary paid to Mr. Gay in the prior calendar year. In the event of a "change in control" of the Company (as defined in the agreement), (i) all unvested options granted to Mr. Gay under the agreement immediately vest and become fully exercisable; and (ii) the agreement automatically terminates and Mr. Gay is entitled to receive all accrued salary due and owing plus salary for a period of either one year or until the existing term of the agreement expires, whichever is longer. The agreement also prohibits disclosure of confidential information to anyone outside of the Company both during and after employment and prohibits competition with the Company and the solicitation of customers and employees of the Company for two years after termination of employment.

    MERTZ AGREEMENT. Also concurrent with the closing of the VISTA Merger, the Company entered into an employment agreement with Mr. Mertz, Chief Executive Officer of the Company prior to the merger, to continue his employment with the Company following the merger as Executive Vice President of Strategic Market Development.

    The agreement between the Company and Mr. Mertz provides for (i) an initial base salary of $106,000 for the first year of employment and a base salary of $112,000 for the second year of employment; (ii) a grant of incentive stock options to purchase 100,000 shares of Common Stock with an exercise price equal to $1.41 per share (the fair market value of one share of Common Stock on the date of grant), which options vest in two equal installments on the first and second anniversary of the date of grant and remain exercisable for a period of five years; and (iii) a bonus in the range from 30% to 50% of Mr. Mertz's annual salary based upon the achievement of certain performance criteria to be established by the Board.

    Under the terms of the agreement, the initial term of Mr. Mertz's employment by the Company was through February 28, 1997, subject to earlier termination as provided in the agreement. Mr. Mertz voluntarily terminated his employment with the Company effective December 31, 1995. Upon his termination, and pursuant to the agreement, Mr. Mertz became entitled to receive (i) earned salary through the date of termination, (ii) earned bonus payments through the date of termination; and (iii) severance pay equal to the greater of 50% of nine months' salary less one month of salary for the month Mr. Mertz was employed by the Company after November 30, 1995 or the amount by which such severance pay exceeds amounts earned by Mr. Mertz from another employer during such period following termination. The Company is making severance payments to Mr. Mertz as provided in the agreement in connection with the Company's regular payroll schedule.

    The agreement between Mr. Mertz and the Company also prohibits disclosure of confidential information to anyone outside of the Company following termination, prohibits competition with the Company for two years after employment and provides that any inventions or other works of authorship relating to or resulting from Mr. Mertz's work for the Company either during his employment or for a period of six months following such employment will be the exclusive property of the Company.

    CHANGE IN CONTROL ARRANGEMENTS. In addition to the terms of Mr. Gay's employment agreement relating to changes in control of the Company, the Company's 1995 Stock Incentive Plan (the "1995 Plan") provides that, unless otherwise provided in an agreement evidencing an option granted under the 1995 Plan, in the event of a "change in control" of the Company (as defined below), all outstanding options will become immediately exercisable in full and will remain exercisable for the remainder of their terms. In addition, in the event of such a change in control, the committee administering the 1995 Plan, in its sole discretion, may provide that some or all participants holding outstanding options will receive for each share of Common Stock subject to such options cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of a change in control over the exercise price per share of such options.

    For purposes of the 1995 Plan, a "change in control" of the Company will be deemed to have occurred, among other things, upon (i) the sale or other disposition of substantially all of the assets of the Company to a person not controlled by the Company, (ii) the approval by the Company's shareholders of a plan or proposal for the liquidation or dissolution of the Company, (iii) a merger or consolidation to which the Company is a party if the Company's shareholders immediately prior to the merger or consolidation beneficially own, immediately after the merger or consolidation, securities of the surviving corporation representing 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, (iv) the Incumbent Directors (defined as the directors in office as of the effective date of the 1995 Plan or any persons who subsequently become directors and whose election or nomination was approved by at least a majority of Incumbent Directors) cease for any reason to constitute at least a majority of the Board; or (v) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act.

                              RELATED TRANSACTIONS

    SERIES D PREFERRED. In connection with the VISTA Merger, and in a second transaction in April 1995, the Company completed a private placement of 187,124 shares of Series D Preferred. Paul S. Bachow and the Bachow Fund, each being a holder of more than five percent of the Company's outstanding voting securities at the time of the private placement, purchased 29,352 and 64,210 shares of Series D Preferred for approximately $392,143 and $857,846, respectively. Jay D. Seid, a director of the Company, is a Vice President of Bachow & Associates, and has investment power with regard to the shares of Series D Preferred purchased by the Bachow Fund.

    SUBORDINATED CONVERTIBLE DEBENTURES. During October and November of 1995, the Company also completed a private placement of $446,000 of its Subordinated Convertible Debentures (the "Debentures"). In connection with the issuance of the Debentures, the Company issued immediately exercisable warrants to purchase shares of Common Stock at an exercise price of $.906 per share. Two funds associated with the Sunwestern III Group, a holder of more than five percent of the Company's voting securities, purchased an aggregate of $100,000 of the Debentures and received warrants to purchase a total of 55,188 shares of Common Stock. Patrick A. Rivelli, a director of the Company, is one of two general partners of Sunwestern L.P. and Mapleleaf, and a 50% shareholder of Sunwestern Incorporated, the attorney in fact for Sunwestern 1988, having the power to vote and direct the voting of the shares held by Sunwestern 1988.

    SENIOR SUBORDINATED PROMISSORY NOTES. In April 1996, the Company issued $170,000 of Senior Subordinated Promissory Notes (the "Senior Notes"), bearing interest at 16% and due in September 1996. The Senior Notes were issued together with warrants to purchase a number of shares of Common Stock equal to 50% of the amount of the Senior Notes based upon an exercise price of 70% of the fair-market value of the Common Stock twenty-one days prior to funding, and with such warrant coverage increasing 3% per week so long as the Senior Notes remain outstanding, to a maximum of 125%. Martin F. Kahn, Chairman of the Board of Directors and Patrick A. Rivelli, a director of the Company, loaned $65,000 and $64,000, respectively pursuant to the Senior Notes.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company for the year ended December 31, 1995, each of Messrs. Kahn, Moeller, Seid and Rivelli failed to file a form reporting the receipt in January 1995 of an automatic grant of options to purchase 10,000 shares of Common Stock. In addition, each of Messrs. Gay, Mertz, Moeller and Rivelli failed to file a form reporting the issuance of warrants to purchase Common Stock to each of the foregoing in connection with their purchase of the Company's Subordinated

Convertible Debentures. Finally, Messrs. Gay and Hovis filed forms reporting grants of options to such individuals during the year ended December 31, 1995, although such reports were not filed on the correct form required by Section 16(a) of the Exchange Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    McGladrey & Pullen, LLP has been the independent public accountants for the Company since 1992. Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the shareholders. The Board of Directors has not yet selected independent public accountants for calendar 1996.

                            SHAREHOLDERS' PROPOSALS

    The rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matter appropriate for stockholder action and are not properly omitted by company action in accordance with the proxy rules. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before May 28, 1997.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

    The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of Proxy Card to vote the Proxy Cards in accordance with their judgment of what is in the best interest of the Company.

                                      BY THE ORDER OF THE BOARD OF DIRECTORS

                                      /s/ Thomas R. Gay

                                      Thomas R. Gay
                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

San Diego, CA
September 25, 1996

                       VISTA INFORMATION SOLUTIONS, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints Thomas R. Gay and E. Steven Hamilton, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock or Preferred Stock of VISTA Information Solutions, Inc. held of record by the undersigned on September 20, 1996, at the Annual Meeting of Shareholders to be held on October 29, 1996, or any adjournment, thereof.

1.  ELECTION OF DIRECTORS

   / /  FOR all nominees listed below   / /  AGAINST all nominees
       (except as marked to the
     contrary below)

(INSTRUCTION: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
                                NOMINEE'S NAME)

         James E. Hovis         Robert J. Moeller         Thomas R. Gay

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         (CONTINUED AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                          Dated: ________________________ , 1996
                                          ______________________________________
                                                        Signature
                                          ______________________________________
                                                Signature if held jointly
                                          ______________________________________
                                                        Print Name

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.